UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 1, 2026

Lattice Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 NE Moore Court
Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)

(503) 268-8000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	LSCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Lattice Semiconductor Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on May 1, 2026. At the Annual Meeting, stockholders representing 95.75% of the outstanding shares of common stock of the Company as of March 2, 2026, the record date for the Annual Meeting, were present in person or by proxy. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1: Election of Directors

The Board of Directors of the Company (the “Board”) is currently comprised of nine members. Each of the nine nominees for director was elected for a term of one year, and the voting results are set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Ford Tamer	125,888,540	852,895	46,143	4,266,974
Douglas Bettinger	126,485,076	269,405	33,097	4,266,974
Que Thanh Dallara	126,431,770	312,571	43,237	4,266,974
John Forsyth	124,993,664	1,731,326	62,588	4,266,974
Mark Jensen	125,680,350	1,060,995	46,233	4,266,974
James Lederer	125,016,126	1,738,171	33,281	4,266,974
D. Jeffrey Richardson	124,855,868	1,867,348	64,362	4,266,974
Elizabeth Schwarting	124,186,035	2,549,035	52,508	4,266,974

Proposal 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2027

The appointment of Ernst & Young was ratified, and the voting results are set forth below:

For	Against	Abstain
130,999,058	22,246	33,248

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation

The advisory vote to approve the executive compensation of the Company’s named executive officers was approved, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
109,648,436	17,085,608	53,534	4,266,974

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

By:
Date:	May 5, 2026		Tracy Feanny Senior Vice President and General Counsel

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